UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2009

AMERICAN REPROGRAPHICS COMPANY
 (Exact name of registrant as specified in its charter)

STATE OF DELAWARE	001-32407	20-1700361
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1981 N. Broadway, Suite 385, Walnut Creek, California	94596
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 949-5100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)     Compensatory Arrangements of Certain Officers.

2009 Voluntary Temporary Base Salary Reductions and Waiver of Bonus Opportunity

On March 11, 2009, in connection with American Reprographics Company (the “Company”) overall cost reduction initiative, the Company entered into amendments to the Executive Employment Agreements with each of its principal executive officers providing for voluntary temporary reductions of their respective base salaries from the effective date of the amendment through the balance of fiscal year 2009, as follows: (a) Kumarakulasingam Suriyakumar, Chairman, President and Chief Executive Officer of the Company, has agreed to a 50% reduction in base salary; and (b) each of Jonathan R. Mather, Chief Financial Officer, Rahul K. Roy, Chief Technology Officer, and Dilantha Wijesuriya, Senior Vice President – National Operations, has agreed to a 10% reduction in base salary. In addition, under the amendments, each of Messrs. Suriyakumar, Mather, Roy and Wijesuriya have agreed to a waiver of the bonus opportunity for the Company’s fiscal year 2009.

The foregoing summary of the amendments to the Executive Employment Agreements is not a complete description of the terms of such amendments and is qualified by reference to the full text of such amendments, which are attached hereto as Exhibit 10.1, 10.2, 10.3 and 10.4 and incorporated by reference herein.

A copy of the press release relating to certain aspects of the Company’s overall cost reduction initiative is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Fourth Amendment to Executive Employment Agreement, dated March 11, 2009, by and between American Reprographics Company and Kumarakulasingam Suriyakumar
10.2	Second Amendment to Executive Employment Agreement, dated March 11, 2009, by and between American Reprographics Company and Jonathan R. Mather
10.3	Third Amendment to Executive Employment Agreement, dated March 11, 2009, by and between American Reprographics Company and Rahul K. Roy
10.4	First Amendment to Executive Employment Agreement, dated March 11, 2009, by and between American Reprographics Company and Dilantha Wijesuriya
99.1	American Reprographics Company Press Release dated March 11, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2009	AMERICAN REPROGRAPHICS COMPANY

	By:	/s/ Kumarakulasingam Suriyakumar

Kumarakulasingam Suriyakumar
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Fourth Amendment to Executive Employment Agreement, dated March 11, 2009, by and between American Reprographics Company and Kumarakulasingam Suriyakumar
10.2	Second Amendment to Executive Employment Agreement, dated March 11, 2009, by and between American Reprographics Company and Jonathan R. Mather
10.3	Third Amendment to Executive Employment Agreement, dated March 11, 2009, by and between American Reprographics Company and Rahul K. Roy
10.4	First Amendment to Executive Employment Agreement, dated March 11, 2009, by and between American Reprographics Company and Dilantha Wijesuriya
99.1	American Reprographics Company Press Release dated March 11, 2009